                                        LEASE

    THIS LEASE, made and entered into this 15th day of March , 1996, at Des Moines, Iowa, by, between and among THE COMPUTER SUPPLY STORE, INC., an Iowa corporation, hereinafter called "Landlord", whose mailing address is 1408 Locust Street, Des Moines, Iowa 50309, and POMEROY COMPUTER RESOURCES, INC., an Delaware corporation, hereinafter called "Tenant", whose mailing address is 1840 Airport Exchange Blvd., Suite 240, Erlanger, Kentucky 41018.

                                 W I T N E S S E T H:

    In consideration of the mutual covenants and agreements set forth in this Lease, Landlord and Tenant do hereby covenant and agree as follows:

    1.        LEASED PREMISES.

         Landlord does hereby lease to Tenant, and Tenant does hereby rent from Landlord, upon and subject to the terms, conditions, covenants and agreements set forth in this Lease, certain real property located at 1408 Locust Street, Des Moines, Iowa 50309 together with the facility, building, fixtures and improvements thereon, hereinafter referred to as the "Leased Premises" consisting of approximately thirty-two thousand (32,000) square feet and more particularly described on Exhibit "A", attached hereto and made a part hereof by reference.

    2.        TERM.

         The initial term of this Lease shall be for five (5) years, commencing on March 15, 1996 and expiring on March 14, 2001 (unless sooner terminated as provided herein).
    3.        RENT.

         (a) Base Annual Rent - Tenant hereby covenants and agrees to pay to Landlord as "Base Annual Rent" the sum of One Hundred Twenty-Eight Thousand Dollars ($128,000.00) per year, payable in equal monthly installments of Ten Thousand Six Hundred Sixty-Six and 66/100 Dollars ($10,666.66) in advance, beginning on the first day of each and every calendar month throughout the term of this Lease. All payments required to be made by Tenant to Landlord under this Lease shall be made at Landlord's office, or at such other place as Landlord may from time to time designate in writing. Payments not received by the tenth (10th) day of each month shall bear interest at the rate of fifteen percent (15%) per annum from the due dates thereof, and, at Landlord's option, shall be subject to a late charge equal to five (5%) percent of the late payment.

    4.        OPTION TO RENEW.

         (a) Provided that Tenant is not in default under any of its obligations under this Lease, Tenant shall have the exclusive right, privilege and option to renew this Lease for two (2) consecutive renewal terms of five (5) years each. Notice of the exercise of said option shall be given in writing to Landlord at least ninety (90) days before the expiration of the then current term. All the terms and conditions of this Lease shall prevail during the renewal terms except rent which shall be based on the then-current base rent per rentable square foot per annum for similar space in Des Moines, Iowa, but in no event less than the base rent for the last year of the original term or applicable renewal term nor greater than One Hundred Fifteen Percent (115%) of the base rent for the last year of the original term or applicable renewal term.

    5.        USE OF PREMISES.

         (a) The Leased Premises shall be used and occupied by Tenant during the entire term hereof, subject to the conditions herein contained for: office/retail/warehouse use.

         (b) Tenant agrees that the use of the Leased Premises, or any part thereof will be primarily as set forth in Paragraph 5(a) herein.

         (c) Tenant further agrees that in the use and occupation of the Leased Premises and in the operation or conduct of its business therein, Tenant will comply with all requirements of all laws, ordinances, orders and regulations of the federal, state, county and municipal authorities now in force, or which hereinafter may be in force. In the event that such law, ordinance, order or regulation requires a renovation or improvement to the Leased Premises due to Tenant's particular use of the Leased Premises which is different from the prior use of The Computer Supply Store, Inc., Tenant shall make such renovations or improvements at Tenant's sole cost and expense. Tenant covenants and agrees that it will not use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business and will not cause or maintain any nuisance in, at or on the Leased Premises, and the land upon which it is situated.

         (d) Tenant shall use and occupy the Leased Premises in a careful, safe and proper manner and shall keep the Leased Premises in a clean and safe condition in accordance with this Lease and local ordinances and the lawful directions of proper public officers. Tenant agrees that it will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Leased Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord or cause cancellation of insurance of Landlord, if any.

         (e) Tenant shall not permit the accumulation of rubbish, trash, garbage or other refuse around the Leased Premises. Tenant shall be responsible for removing its own garbage, trash and debris, landscaping and maintenance of the grounds, snow removal and maintaining (but not resurfacing) the parking lots adjacent to the Leased Premises.

         (f) Tenant shall permit no waste, damage or injury to the Leased Premises.

    6.        HAZARDOUS WASTE.

         (a) During the term of the Lease, including any renewals thereof, Tenant shall not use, maintain or allow the use or maintenance of the Leased Property or any part thereof to treat, store, dispose of, transfer, release, convey or recover hazardous, toxic or infectious materials ("Hazardous Materials", as hereinafter defined), nor shall Tenant otherwise possess or allow the possession of any Hazardous Materials on, under or about the Leased Premises; provided, however, any Hazardous Materials lawfully permitted and generally recognized as necessary and appropriate for industry or commercial use may be stored, used and disposed of on the Leased Premises, so long as (i) such storage, use and disposal is in the ordinary course of Tenant's business permitted under this Lease; (ii) such storage, use and disposal is performed in compliance with all applicable laws and in compliance with customary standards prevailing in the industry for the storage, use and disposal of such materials; and (iii) Tenant shall obtain prior to use all necessary permits and licenses to use, generate, treat, store and/or dispose of such Hazardous Materials, and will comply fully with same. Landlord represents that to the best of its knowledge, that as of the execution of this Lease, there are no Hazardous Materials on, under or about the Leased Premises. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses which arise during or after the expiration of the Lease term or any renewal thereof as a result of any Hazardous Materials on, under or about the Leased Premises prior to the execution of this Lease. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (excluding diminution in value of the Leased Premises, damage to the loss of the use of rentable or usable space or any amenity of the Leased Premises, or damages arising from any adverse impact on marketing of such space) which arise during or after the expiration of the Lease term or any renewal thereof as a result of any breach of this section by Tenant. The covenants and obligations of Tenant and Landlord hereunder shall survive the expiration or earlier termination of the Lease as provided hereinabove.

         (b) As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Iowa, the United States Government or any other applicable governmental entities. "Hazardous Material" includes any and all material or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal, or local governmental laws, regulations, or ordinances, and shall include, without limitation, hazardous substance and material described in the comprehensive Environmental Response Compensation and Liability Act of 1980, as amended; the Resource Conservation and Recovery Act, as amended; and any other applicable federal, state or local laws along with all rules and regulations promulgated under these statutes.

         (c) Each party shall promptly provide the other with copies of any notices of violation, notices of responsibility or demands for action received from any federal, state or local authority or official in connection with the presence of Hazardous Materials in or about the Leased Property.

    7.        UTILITIES.

         Tenant shall be solely responsible for and promptly pay all charges for heat, air conditioning, water, gas, electricity and other utilities used or consumed on the Leased Premises. Landlord shall not be liable to Tenant for interference in or interruption of any utility service nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder (except for interference in or interruption of any utility service due to Landlord's willful or intentional act).

    8.        MAINTENANCE.

         (a) Landlord will at all times and at Landlord's own expense and cost keep the roof, exterior walls, gutters and waterspouts of the building containing the Leased Premises in good condition and repair, reasonable wear and tear excepted, and will promptly make all structural repairs necessary during the term hereof. Excepted from Landlord's obligations above shall be repairs caused or necessitated by the negligence of Tenant, its sublessees, employees, agents, solicitors and customers.

         (b) Subject to the provisions of Paragraph 15 below and the other specific provisions of this Paragraph 8, Tenant shall, at Tenant's sole cost and expense, during the entire term of this Lease, keep the interior of the Leased Premises in good condition and repair, except for all "major repairs" and replacements to the interior plumbing, heating, electrical, and air conditioning systems which shall be the responsibility of the Landlord with the exception of any repairs or replacements thereto caused by negligence of routine and normal maintenance by Tenant, its agents and employees. As used herein, the words "major repair" shall include repair, replacement or renewals of any given item the cost of which exceeds Five Hundred Dollars ($500.00).

         (c) Landlord shall make all necessary repairs to utility lines, pipes and cables during the term of the Lease, up to the point where such utilities enter the building containing the Leased Premises. In addition, if either party in its responsibilities hereunder fails to perform its obligations under this Paragraph 8, the other party, at its option and upon prior notice to the non-performing party (except in the case of an emergency) make may make such entry as is required to carry out the required work and/or make such replacements as are necessary, and in the event that Tenant has done such work, the cost thereof shall be deducted from the rent, and in the case of Landlord having done such work, the cost thereof shall be payable as additional rent by Tenant to Landlord. Any entry by Landlord hereunder in such circumstances shall not be deemed to be an eviction of Tenant.

    9.        TAXES AND INSURANCE.

         (a)  Taxes.

              (1) Tenant covenants and agrees to pay all real estate taxes and special assessments, which may be levied or assessed for each calendar year during the term of this Lease, against the land and buildings comprising the Leased Premises or relating to the operating or use thereof.

              (2) Should the State of Iowa or any political subdivision thereof or any governmental authority having jurisdiction over the Leased Premises impose a tax or assessment (other than an income or franchise tax) either upon or against the rentals payable by the Tenant in the Leased Premises to Landlord either by way of substitution for the taxes and assessments levied or assessed against such land and buildings, or in addition thereto, such tax or assessment shall be deemed to constitute a tax or assessment against such land and such buildings for the purpose of this section.

              (3) Tenant's obligation for taxes and assessments during the term of this Lease shall be paid to Landlord, as additional rent, within ten
(10) days after demand therefor by Landlord. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes or assessments assessed or levied against the property to which such bill relates. In the event that the Lease terminates prior to its normal expiration date and Tenant has prepaid any tax or assessment, Landlord shall reimburse Tenant, on demand, for the portion for which Tenant is not responsible hereunder. Likewise, if at the termination of the Lease, Tenant shall have any obligation to pay taxes at a future time for accruals during the Lease Term, the amount shall be based on the most current previous billing and Tenant shall pay the same immediately and simultaneously with the Lease termination.

              (4) Tenant shall have the option to contest any real estate tax assessment and Landlord agrees to cooperate in any such contest. In the event any such contest is successful, any tax savings shall be applied first to any cost by Tenant incurred incident to such contest and next to any overage due from Tenant to Landlord hereunder.

         (b)  Insurance.

              (1) Tenant covenants and agrees to maintain at its cost at all times the following types of insurance:

                   (i) Public liability and property damage insurance insuring Landlord against claims for personal injury, death or property damage occurring upon, in or about the Leased Premises in such amounts as are set forth in Paragraph 11 herein.

              (2) Tenant agrees to pay insurance premiums in advance and furnish to Landlord, in writing, evidence of coverage and indication that Landlord is named as an additional insured under such insurance policies.

              (3) Landlord covenants and agrees to maintain during the term of the Lease at all times the following types of insurance:

                   (i) Fire, lightening, windstorm, hail, explosion and extended coverage insurance in such amount as Landlord shall reasonably deem sufficient (up to replacement value). Tenant covenants and agrees to reimburse Landlord each year during the term of this Lease, as additional rent, for the cost of such coverage. A copy of the insurance premium submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of such insurance.

    10.       EXAMINATION OF PREMISES.

         (a) The Tenant has had or will have prior to the commencement date of this Lease full opportunity to examine the herein Leased Premises, including the sidewalks, driveways and grounds adjacent to said Leased Premises, and the Tenant's occupancy shall be an acknowledgment that there is in and about them nothing readily observable that appears to be dangerous to life, limb, health, or property, and Tenant hereby waives any claim for damages that may arise from defects of that character after occupancy if such defects were readily observable prior to the commencement date.

         (b) All personal property of any kind or description whatsoever in the Leased Premises shall be at Tenant's sole risk, and Landlord shall not be liable for any damage done to or loss to such personal property; from bursting, overflowing or leaking of water, sewer or steam pipes, or from the heating, air conditioning or plumbing fixtures, from electric wires, or from wall and roof leaks, or from gas or odors or caused in any other manner whatsoever.

    11.       INDEMNIFICATION AND LIABILITY INSURANCE.

         (a) In addition to Tenant's indemnification obligations under Paragraph 6, Tenant agrees to indemnify and save harmless Landlord, its officers, agents, employees and servants, from and against any and all claims by or on behalf of any persons, firms or corporations, arising from Tenant's use, occupancy, conduct, management of, or from any work or thing whatsoever done in or about, the Leased Premises during the entire term of this Lease, and will further indemnify and save harmless Landlord, its successors and assigns, from and against any and all claims arising during the entire term of this Lease from any condition of the Leased Premises arising after the date hereof (except for conditions that are Landlord's obligations hereunder to maintain, rectify or remedy), or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of Tenant's agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the entire term of this Lease (except as may be caused by Landlord's failure to comply with its maintenance responsibilities under Paragraph 8 hereof), in or about the Leased Premises and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord covenants to resist or defend such action or proceeding by counsel satisfactory to Tenant.

         (b) Tenant agrees to carry at its own expense throughout the term of this Lease comprehensive public liability insurance covering the Leased Premises and Tenant's use thereof, in companies and in form satisfactory to Landlord, in an amount of not less than Two Million ($2,000,000.00) Dollars Combined Single Limit for both bodily injury and property damage, and to deposit said policy or policies (or certificates thereof) with Landlord on the day of any use or occupancy of the Leased Premises by Tenant and thereafter not less than thirty
(30) days prior to the expiration of any such policy; said policy or policies shall name Landlord as an additional insured and shall bear endorsements to the effect that the insurer agrees to notify Landlord not less than thirty (30) days in advance of any modification or cancellation thereof. Should Tenant fail to carry such public liability insurance, Landlord may at its option (but shall not be required so to do) cause public liability insurance as aforesaid to be issued, and in such event Tenant agrees to pay the premium for such insurance as additional rent promptly upon Landlord's demand.

         (c) Landlord agrees to defend, indemnify, and hold harmless Tenant from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) sustained by any person or any property arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Agreement or arising out of the negligence of Landlord, its directors, officers, employees, or agents. Provided, however, to the extent covered by insurance, the provisions of Section 23 shall control.

    12.       LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS.

         Tenant covenants and agrees that if Tenant shall at any time fail to perform any of the covenants on its part to be made or performed under this Lease, the Landlord may, but shall not be obligated, and upon reasonable prior notice (except in an emergency) to Tenant, but without waiving or releasing the Tenant from any obligation of the Tenant under this Lease, perform such act as to the extent that the Landlord may deem desirable. However, Landlord shall not interfere with Tenant in any bona fide dispute that Tenant may have which affects Tenant's responsibilities and covenants under this Lease.

All reasonable expenses incurred by Landlord in connection therewith shall be deemed additional rent hereunder and be payable to the Landlord on demand and the Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of any other rent or charges to be paid by Tenant hereunder. Landlord shall have the right upon prior notice to Tenant (except in the case of an emergency) to enter the Leased Premises for the purpose of performing any maintenance or making repairs as Landlord may elect to perform or make pursuant to this paragraph and such entry shall not constitute an eviction of Tenant. Nothing in this paragraph shall be construed to or deemed to impose any duties upon Landlord.

    13.       CONDEMNATION.

         (a) If the whole, or any part of the Leased Premises shall be taken by any public, or quasi-public authority under any statute or by power or right of eminent domain, the term of this Lease shall cease on that part of the Leased Premises so taken or conveyed (hereinafter referred to as the "Condemned Portion") from the day the possession of the Condemned Portion shall be taken by the condemning authority. Unless this Lease is cancelled as hereinafter provided, the Base Annual Rent provided for herein commencing with the date possession is acquired by the condemning authority, shall be reduced in proportion to the amount of the Leased Premises taken. If less than the entire Leased Premises shall be taken by such condemning authority, and in the event, that the remainder of the Leased Premises not so taken is not reasonably fit or suited to being used by Tenant to enable Tenant to discharge and satisfy the purposes for which the Leased Premises are leased hereunder to Tenant and to carry on its business therein, Tenant, may in such event terminate this Lease as to the remainder of the Leased Premises by giving written notice to Landlord not later than fifteen (15) days after the vesting of title in the condemning authority or the date possession of the Condemned Portion shall be taken by the condemning authority, whichever shall first occur, specifying as the date for termination a date not later than thirty (30) days after the giving of such notice. Upon the date specified in such notice, the term of this Lease and all right, title, and interest of Tenant hereunder shall cease and come to an end, provided Tenant is not in default in any manner economically detrimental to Landlord under this Lease on such date, and Base Annual Rent and other charges shall be apportioned as of the date of such termination.

         (b) The entire compensation award for any taking shall belong to and be the property of Landlord, including, but not limited to, all damages as compensation for diminution in value of the leasehold, reversion, and fee, without any deduction therefrom for any present or future estate of Tenant and Tenant hereby assigns such award to Landlord, except that Tenant shall be entitled to receive such portion thereof as may be allocated to compensation paid for Tenant's trade fixtures, cost of removal of stock, moving expenses, and other Tenant's loss due to condemnation payable to Tenant provided that Tenant so proves in any such condemnation proceeding, so long as such award does not reduce Landlord's award.

         (c) For the purpose of this Paragraph 13 a sale to such public or quasi-public authority under threat of condemnation shall constitute a vesting of title and shall be construed as a taking by such condemning authority.

    14.       QUIET ENJOYMENT.

         Landlord covenants and agrees that the Tenant upon paying the Base Annual Rent, and all other charges herein provided for and performing and fulfilling the covenants, agreements, and conditions of this Lease on the Tenant's part to be performed and fulfilled, shall peaceably and quietly hold, occupy and enjoy the Leased Premises during the term of this Lease without hindrance or molestation by the Landlord or any person(s) claiming under the Landlord, subject, however, to the terms and conditions of this Lease.

    15.       DAMAGE OR DESTRUCTION.

         (a) If the Leased Premises are damaged by fire or other casualty, Base Annual Rent payments shall abate from the date thereof in proportion to the part of the Leased Premises which is unusable by Tenant in the conduct of its business. The damage shall be repaired by and at the expense of Landlord provided such repairs can be made within one hundred twenty (120) days after the occurrence of such damage without the payment of overtime or other premiums. Landlord shall act diligently under this Paragraph 15.

         (b) If such repairs cannot be made within one hundred twenty (120) days, Landlord may, at its option, make them within a reasonable time, and in such event this Lease shall continue in effect and the rent shall be abated in the manner provided above. Provided, however, Tenant may elect to terminate this Lease if the repairs are not completed within one hundred twenty (120) days after the casualty. Landlord's election to make repairs must be evidenced by written notice to Tenant within thirty (30) days after the occurrence of the damage. If Landlord does not so elect to make such repairs which cannot be made within one hundred twenty (120) days, then either party may, by written notice to the other, cancel this Lease.

         (c) Notwithstanding anything contained in Paragraph 15 to the contrary, if the Leased Premises shall be substantially damaged or destroyed by fire or otherwise, either party shall have the option to terminate this Lease as of the date of such damage or destruction by written notice to the other party within thirty (30) days after such damage or destruction.

    16.       SUBORDINATION TO MORTGAGE.

         This Lease is and shall be subject and subordinate to any and all mortgages, deeds of trust and land leases now existing upon or that may be hereafter placed upon the Leased Premises and the real estate upon which they are situated and to all advances made or to be made thereon and all renewals, modifications, consolidations, replacements or extensions thereof and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby; provided however, that any subsequent mortgage or deed of trust hereafter encumbering the Leased Premises and real estate upon which they are situated shall provide by its terms or the holder of such mortgage or deed of trust shall by a separate agreement agree that in the event of foreclosure of such mortgage or deed of trust, Tenant (as long as Tenant is not in default under this Lease) shall remain undisturbed under this Lease so long as Tenant complies with all of the terms, obligations and conditions hereunder. This provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such subordination and the recording of any such mortgage or deed of trust shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall on request of Landlord or the holder of any such mortgage or deed of trust execute and deliver to Landlord within ten (10) days any instrument that Landlord or such holder may reasonably request. Notwithstanding anything contained herein to the contrary, upon the execution of this Lease, Landlord, Tenant and Landlord's current mortgagee shall enter into a non-disturbance agreement, a copy of which is attached hereto as Exhibit B.

    17.       SURRENDER OF PREMISES.

         At the expiration of the term of this Lease, whether by forfeiture or expiration of time, Tenant shall surrender the Leased Premises to Landlord in as good condition as when received by Tenant from Landlord except for ordinary and reasonable use, wear and damage by fire or the elements. In addition, Tenant shall comply with the provisions set forth in Paragraph 26.

    18.       DEFAULT BY TENANT.

         (a) This Lease is made upon the condition that the Tenant shall punctually and faithfully perform all of the covenants and agreements by it to be performed as herein set forth. If any of the following events shall occur, to-wit: (i) if any installment of Base Annual Rent or any other sums required to be paid by Tenant hereunder, or any part thereof shall at any time be in arrears and unpaid for ten (10) days after the due date and written notice thereof to Tenant, or (ii) if there be any material default on the part of the Tenant in the observance or performance of any of the other covenants, agreements, or conditions of this Lease on the part of Tenant to be kept and performed and said default shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant (unless such default cannot reasonably be cured within fifteen (15) days and in such case, Tenant shall have commenced to cure said default within said fifteen (15) days and thereafter continue diligently to pursue to completion the curing of same), or (iii) if Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt, or file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation, or make an assignment for the benefit of creditors, or (iv) if any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties shall be appointed in any action, suit or proceeding by or against Tenant and such proceeding or action shall not have been dismissed within sixty
(60) days after such appointment, or (v) if the leasehold estate hereby created shall be taken on execution or by other process of law, or (vi) if Tenant fails to pay Iowa sales tax or other taxes relative to the business within thirty (30) days after the date the tax is due and payable (except for sales tax under appeal by Tenant, which amount shall be paid upon exhaustion of all appeal), then, in any such event, Landlord, at Landlord's option and without limiting Landlord in the exercise of any other right or remedy Landlord may have on account of any default by Tenant, may either

              (1) re-enter the Leased Premises, take possession of all buildings, improvements, additions, alterations, equipment and fixtures thereon, and without terminating this Lease, at any time and from time to time relet the Leased Premises or any part or parts thereof for the account of Tenant or otherwise, receive and collect the rents therefor, applying the same first to payment of such reasonable expenses as Landlord may have paid, assumed or incurred in recovering possession of the Leased Premises, including costs, expenses and reasonable attorney's fees and brokerage, paid, assumed or incurred by Landlord in connection with reletting the Leased Premises, and then to the fulfillment of the covenants of Tenant. Any such reletting as provided for herein may be for the remainder of the term of this Lease as originally granted or for a longer or shorter period. Landlord may execute any Lease made pursuant to the terms hereof in Landlord's own name and Tenant shall have no right or authority whatever to collect any rent whatever from such Subtenant. In any case and whether or not the Leased Premises or any part thereof be relet, Tenant shall pay to Landlord all sums required to be paid by Tenant up to the time of re-entry by Landlord, and thereafter Tenant, shall, if required by Landlord, pay to Landlord until the end of the term of this Lease the equivalent amount of all rent and other charges required to be paid by Tenant under the terms of this Lease, less the amounts received by Landlord by such reletting during the term of this Lease, if any, after payment of the expenses of Landlord as aforesaid, and the same shall be due and payable on the several rent days herein specified. No such re-entry by Landlord shall constitute an election to terminate this Lease unless and until Landlord thereafter gives Tenant notice of Landlord's election to terminate; or

              (2) Terminate this Lease in accordance with terms set forth herein, and with process of law, expel and remove Tenant, or any other person or persons in occupancy from the Leased Premises, together with their goods and chattels, using such reasonable force as may be necessary in the judgment of Landlord or its agents in so doing, and repossess and enjoy said Leased Premises together with all improvements, additions, alterations, equipment and fixtures thereon, and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount equal to the Base Annual Rent and other sums which would have been payable by Tenant during the remaining term of this Lease, less the aggregate reasonable rental value of the Leased Premises for the same period.

         (b)  Landlord shall act reasonably to mitigate damages hereunder.

         (c) All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other remedies allowed at law or in equity.

    19.       TENANT'S PROPERTY.

         If for any reason Landlord obtains possession pursuant to the terms of this Lease of the Leased Premises, Tenant's property not removed after thirty
(30) business days shall be deemed to have been abandoned and shall become the property of the Landlord and may be used or disposed of by Landlord as it sees fit. Landlord shall cooperate with Tenant in removal of Tenant's property.

    20.       HOLDING OVER.

         No receipt of money by the Landlord from the Tenant after termination
of this Lease or after the service of any   notice or after the commencement of
any suit, or after final judgment for possession of the Leased Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required. In the event Tenant remains in possession of the Leased Premises after termination of this Lease or any renewal hereof, and without the execution of a new lease, Tenant at the option of the Landlord, shall be deemed to be occupying the Leased Premises as a Tenant from month to month, at one hundred and ten percent (110%) of the Base Annual Rent for the immediately preceding term, subject to all the other conditions, provisions and obligations of this Lease in so far as the same are applicable to a month-to-month tenancy.

    21.       ACCESS FOR RE-LETTING.

         The Landlord may at any time within ninety (90) days before the expiration date of this Lease or any renewal hereof enter the Leased Premises at all reasonable hours upon prior notice to Tenant for the purpose of offering the same for rent. Landlord may not place and keep on the grounds of said Leased Premises signs advertising the Leased Premises for rent or sale without Tenant's consent, which consent shall not be unreasonably withheld or delayed.

    22.       DEFAULT OF LANDLORD - CURE PERIOD.

         Landlord shall not be deemed to be in default in the observance or performance of any covenants, conditions, agreements or provisions of this Lease, on its part to be observed or performed, unless Landlord shall fail to remedy such default within fifteen (15) days after written notice from Tenant specifying the nature of any such default, or, if default cannot be reasonably remedied within the said fifteen (15) day period, Landlord shall not be deemed to be in default unless Landlord shall fail to initiate action to remedy such default within fifteen (15) days after such written notice and to prosecute the same to completion with due diligence. In the event Landlord fails to cure a default hereunder, Tenant shall have available to it all remedies at law or in equity and in addition may remedy such default and charge the reasonable cost thereof along with interest to Landlord.

    23.       RELEASE AND WAIVER OF SUBROGATION.

         Landlord shall not be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or on the Leased Premises caused by fire, water, explosion, sewer backup or any other insurable hazards, regardless of the cause thereof, and Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss. Landlord shall not be liable for any damage or loss resulting from business interruption at the Leased Premises arising out of or incident to the occurrence of any of the perils which can be covered by a business interruption policy and Tenant does hereby expressly release Landlord of and from any liability for such damage or loss. Tenant shall not be liable for any damages to the Leased Premises or any part thereof caused by fire, water, explosion, sewer backup, or other insurable hazards, regardless of the cause thereof, and Landlord does hereby expressly release Tenant of and from any and all liability for such damages or loss. To the extent that any of the risks or perils described in this Paragraph 23 are in fact covered by insurance, each party shall cause its insurance carriers to waive all rights of subrogation against the other party.

    24.       ESTOPPEL CERTIFICATES.

         The Tenant shall, within ten (10) days after written request of Landlord, execute, acknowledge and deliver to the Landlord or to Landlord's mortgagee, proposed mortgagee, or proposed purchaser of the Leased Premises or any part thereof, any estoppel certificates requested by Landlord, from time to time, which estoppel certificates shall indicate whether the term of the Lease has commenced and full rental is accruing; whether to Tenant's knowledge there are any defaults by Landlord and, if so, the nature of such defaults; and whether rent has been paid more than thirty (30) days in advance and whether there are any liens, charges, or offsets against rental due or to become due and that the address shown on such estoppel is accurate. The Landlord shall, within ten (10) days after written request of Tenant, execute, acknowledge and deliver to Tenant or to Tenant's mortgagee or proposed mortgagee, any estoppel certificate(s) requested by Tenant from time to time, which estoppel certificate(s) shall show whether the term of the Lease has commenced and full rental is accruing, and whether there are any defaults by Tenant and, if so, the nature of such defaults.

    25.       LIMITATION OF LANDLORD'S LIABILITY

         The term "Landlord" as used in this Lease, so far as covenant or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee simple title to the building and Leased Premises, and in the event of a bona fide transfer of said fee simple estate, then the party conveying said fee simple estate shall be automatically relieved after the date of such transfer, of all personal liability as respects the performance of any obligations on the part of Landlord contained in this Lease arising out of acts thereafter occurring or covenants thereafter to be performed, it being intended hereby that all the obligations contained in this Lease on the part of Landlord shall be binding upon Landlord, its successors and assigns, only during and in respect of their respective periods of ownership of said fee simple estate in the Leased Premises.

    26.       ALTERATIONS OR IMPROVEMENTS BY TENANT

         Tenant covenants and agrees that it will not materially alter or change the Leased Premises or any part thereof without the written consent of Landlord which shall not be unreasonably withheld and Tenant agrees to indemnify and save harmless Landlord for all liens, claims or demands arising out of any work performed, materials furnished, or obligations incurred by or for Tenant (with Landlord's consent) upon said Leased Premises during the term of this Lease. Tenant shall obtain all necessary approvals and permits required for the completion of any improvements made by it with Landlord's approval and shall comply fully with all applicable laws, ordinances, codes and other governmental requirements and regulations pertaining thereto and with the requirements of any insurance underwriters. At the termination of this Lease, whether by expiration of time or forfeiture, Tenant shall, if requested by Landlord in writing, restore the Leased Premises, at Tenant's sole cost and expense, to the condition that the Leased Premises were in prior to the making of any alterations or improvements, normal wear and tear, fire and acts of God excepted. Landlord shall notify Tenant at the time Landlord gives permission for the making of any improvements as set forth above whether any future improvements made by Tenant shall require restoration at the expiration of the Lease. At the termination of this Lease, whether by expiration of time or forfeiture, Tenant shall remove all of its personal property from the Leased Premises and upon failure to do so, such property, shall be deemed to be abandoned and of no value to Tenant and shall become the sole property of Landlord for disposal as it sees fit. Tenant further agrees to pay to Landlord the cost of removal of any such property so abandoned by Tenant.

    27.       ACCESS TO PREMISES.

         The Landlord shall have the right if it so elects to enter upon the Leased Premises at all reasonable hours, upon reasonable prior written notice to Tenant (except in the case of emergency) for the purpose of inspecting the same and for the purpose of maintenance and repair. Nothing in this paragraph shall be construed to or deemed to impose any duties upon Landlord.

    28.       EXCEPTIONS TO DEMISE.

         Notwithstanding anything to the contrary herein contained, this Lease is subject to recorded utility easements, pertaining to or affecting the Leased Premises or the real estate upon which the Leased Premises are situated; this Lease is also subject to all governmental laws, ordinances, orders, regulations, codes, directives, variances, permits, and all orders, permits, rules and regulations issued by or at the direction of any such governmental agency or authority or any board or instrumentality thereof. Landlord represents that there are no protective covenants, restrictions and/or other recorded documents pertaining to the Leased Premises which affect Tenant's use of the Leased Premises.

    29.       ATTORNMENT.

         In the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under any mortgage covering the Leased Premises or in the event of any other transfer or sale of title to the Leased Premises, Tenant shall attorn to the purchaser under any such sale, transfer or foreclosure and recognize such purchaser or transferee as the Landlord under this Lease.

    30.       PARTIAL INVALIDITY.

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

    31.       LEASE BINDING UPON ASSIGNEES.

         This Lease and all covenants, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, executors, administrators, personal representatives, successors and assigns, respectively of the parties hereto, provided however, that no sublease, assignment or transfer by, from, through or under Tenant in violation of the provisions hereof shall vest in the sublessee, assignee or transferee any right, title or interest whatever.

    32.       PARTNERSHIP.

         Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating a relationship between the parties hereto other than the relationship of Landlord and Tenant.

    33.       WAIVER.

         The failure of either party to insist in any one or more cases upon the strict performance or observance of any of the covenants, agreements or conditions of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future performance, observance or exercise of such covenant, agreement, condition, or option. No waiver of any default hereunder shall be implied from any omission by either Tenant or Landlord to take any action on account of such default or to declare a forfeiture if such default persists or is repeated, and no condition or covenant shall be deemed waived by such party unless such waiver be in writing signed by such party. The acceptance by Landlord of rent with knowledge of the breach of any of the covenants or conditions of this Lease by either party shall not be deemed a waiver of any such breach. One or more waivers of any breach of any covenant, term or condition of this Lease by Landlord shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

    34.       NO ACCORD AND SATISFACTION.

         No acceptance by Landlord of a lesser sum than the Base Annual Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, nor shall any endorsement on any check or any letter accompanying any check or payment as rent or other charge be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or charge or any other monies by Tenant or pursue any other remedy in this Lease provided.

    35.       BANKRUPTCY.

         Neither this Lease, nor any interest herein nor any estate hereby created shall pass to any trustee or receiver in Bankruptcy, or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law.

    36.       ASSIGNMENT AND SUBLETTING.

         Tenant shall not sublet the Leased Premises or any part thereof nor assign, transfer or mortgage this Lease or any right or interest therein, without in each case the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Any transfer of this Lease from Tenant by merger, consolidation, liquidation or otherwise by operation of law shall constitute an assignment for the purpose of this Lease and shall require the written consent of Landlord not to be unreasonably withheld or delayed. If this Lease be assigned or if the Leased Premises or any part thereof be subleased or occupied by anybody other than Tenant, Landlord may collect from the Assignee, Sublessee or Occupant any rent or other charges payable by Tenant under this Lease, and apply the amount collected to the rent and other charges herein reserved, but such collection by Landlord shall not be deemed an acceptance of the Assignee, Sublessee or Occupant as a Tenant nor a release of Tenant from the performance by Tenant under this Lease. Any consent by Landlord to any assignment or subletting, shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. No assignment or subletting shall relieve Tenant of its obligations hereunder and Tenant shall continue to be liable as a principal, and not as a guarantor or surety, to the same extent as though no assignment or sublease had been made, unless specifically provided to the contrary in Landlord's consent. Notwithstanding the foregoing, Tenant may assign its interest under this Lease to a corporation or other entity or person which controls, is controlled by, or is under common control with Tenant without requiring Landlord's consent, provided that Tenant shall remain liable as a principal for the obligations of Tenant hereunder.

    37.       ENTIRE AGREEMENT AND MODIFICATIONS.

         This Lease and the covenants and agreements set forth herein are and shall constitute the entire agreement between the parties. Each party to this Lease hereby acknowledges and agrees that the other party has made no warranties, representations, covenants, or agreements, express or implied, to such party other than those expressly set forth herein and that each party, in entering into and executing this Lease, has relied upon no warranties, representations, covenants or agreements, express or implied, to such party other than those expressly set forth herein. None of the terms, covenants, and agreements of this Lease shall in any manner be altered, waived or changed, except by written instrument signed and delivered by the parties hereto.

    38.       SURVIVAL OF LANDLORD'S AND TENANT'S OBLIGATIONS.

         All obligations of Landlord and Tenant which by their nature involve performance, in any particular, after the end of the term or which cannot be ascertained to have been fully performed until after the end of the term, shall survive the expiration or sooner termination of the term.

    39.       BROKER'S COMMISSION.

         Landlord and Tenant represent and warrant that there are no claims for broker's commission or finder's fees in connection with Tenant's execution of
this Lease, other than to None______________.   Tenant and Landlord agree to
indemnify and save each other harmless from any liability that may arise from the claim of any other person for a brokerage commission including, but not limited to, reasonable attorneys' fees, due to the acts of the indemnifying party.

    40.       ATTORNEY'S FEES AND COSTS.

         In the event either party shall have to file any proceeding, whether at law or in equity, to enforce collection of any rent, charge or other payment to be borne, kept or paid by or any obligation to perform by the other hereunder then the prevailing party shall be entitled to recover reasonable attorney's fees incurred by that party in enforcing the covenants hereof and securing to it the performance of obligations of the other party hereunder, in addition to all sums to which the other party shall otherwise be obligated hereunder.

    41.       NOTICES.

         All written notices provided for in this Lease shall be in writing deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed to Landlord at the last known post office address of Landlord, and to Tenant at the last known post office address of Tenant or at Leased Premises, or at such other address as may be specified from time to time in writing, delivered to or sent to the other party as provided herein. Notice shall be deemed given three days after deposit in the United States mail as aforesaid.

    42.       RECORDING.

         Neither party shall record this Lease in its entirety. However upon the request of either party, the other party shall join in the execution of a memorandum or so called "short form" of this Lease for the purpose of recordation.

    43.       HEADINGS AND INTERPRETATION.

         The paragraph headings used throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Lease.



    44.       MISCELLANEOUS.

         This Lease has been negotiated by Landlord and Tenant and this Lease, together with all of the terms and provisions hereof shall not be deemed to have been prepared by either Landlord or Tenant, but by both equally. Wherever in this Lease any printed portion or part thereof, has been stricken, whether or not any relative provisions have been added, this Lease shall be read and construed as if the material stricken was never included herein, and no implication shall be drawn from the text of the material so stricken, which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material were never contained herein.

    45.       AUTHORIZATION.

         Each individual executing this Lease on behalf of a Corporation represents and warrants that he has been authorized to do so by the Board of Directors of such corporation.

    46.       PARKING.

         During the term of this Lease and any extension thereof, Tenant, its employees, customers and visitors shall be entitled to use the entire parking area of the real property comprising the Leased Premises at no additional cost to the Tenant.

    47.       SIGN PROVISION.

         Tenant shall place a sign upon the Leased Premises only with the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any signage implemented by Tenant that is similar to Landlord's present signage shall be deemed to be approved. Any signage erected by Tenant in the future shall comply with all zoning and other municipal and county regulations. Tenant agrees to maintain such sign in a first class condition and in compliance with all zoning and building codes throughout the Lease term. Upon the expiration of the Lease, including any renewal terms, Tenant shall remove the sign and repair all damage to the Leased Premises caused thereby.

    48.       AMERICANS WITH DISABILITIES ACT.

         (a) Landlord will be solely responsible for all alterations or modifications to the exterior of the Leased Premises, parking areas, sidewalks and walkways and all areas appurtenant thereto (which, for purposes of this Paragraph, shall include all exterior windows, doors, doorways or ramping to or from such doorways) which may be required by (a) Title III of the Americans with Disabilities Act of 1990 (the "ADA"), 42 U.S.C. 12101, ET SEQ., (b) the Department of Justice regulations promulgated thereunder, as they may be amended from time to time, (c) any similar federal, state or local laws, regulations imposing accessibility standards or (d) any governmental order pertaining thereto (all such laws, regulations and orders collectively, the "Accessibility Requirements"). Landlord shall indemnify and hold Tenant harmless from and against any liabilities, claims, costs or expenses arising out of or relating to the failure of the exterior of the Leased Premises to comply with the Accessibility Requirements.

         (b) Landlord represents that the interior of the Leased Premises currently complies with all Accessibility Requirements under ADA.

         (c) The allocation of responsibility for ADA compliance shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this Section.


    IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease on the day and year first above written.

Signed in the presence of:                  LANDLORD:

                                            THE COMPUTER SUPPLY STORE, INC.
\s\ Anna K. Pugh
- -----------------------------------


\s\ James H. Smith                              By: \s\ Richard Feaster
- -----------------------------------             -------------------------

                                            TENANT:

                                            POMEROY COMPUTER RESOURCES, INC.
/s/ Anna K. Pugh
- -----------------------------------


/s/ James H. Smith                              By: \s\ Edwin S. Weinstein CFO
- -----------------------------------             --------------------------


STATE OF     OHIO        )
         -------------
                         ) SS:
COUNTY OF   HAMILTON     )
          ------------


    BE IT REMEMBERED, that on this 15th day of March, 1996, before me the subscriber, a Notary Public in and for said County and State, personally appeared Richard Feaster, the President of The Computer Supply Store, Inc., the corporation whose name is subscribed to and which executed the foregoing instrument and for himself and as such officer, and for and on behalf of said corporation, acknowledged the signing and execution of said instrument; and acknowledged that he executed said instrument by authority of the Board of Directors, and on behalf of said corporation; and that the signing and execution of said instrument is his free and voluntary act and deed, his free act and deed as such officer, and the free and voluntary act and deed of said corporation, for the uses and purposes in said instrument mentioned.

    IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial Seal, on the day and year last aforesaid.


                                       /s/ James H. Smith
                                       --------------------------------
                                       Notary Public
My Commission Expires:

- --------------------------

STATE OF     OHIO        )
         -------------
                         ) SS:
COUNTY OF   HAMILTON     )
          ------------


    BE IT REMEMBERED, that on this 15th day of March, 1996, before me the subscriber, a Notary Public in and for said County and State, personally appeared Edwin S. Weinstein, the Chief Financial Officer of Pomeroy Computer Resources, Inc., the corporation whose name is subscribed to and which executed the foregoing instrument and for himself and as such officer, and for and on behalf of said corporation, acknowledged the signing and execution of said instrument; and acknowledged that he executed said instrument by authority of the Board of Directors, and on behalf of said corporation; and that the signing and execution of said instrument is his free and voluntary act and deed, his free act and deed as such officer, and the free and voluntary act and deed of said corporation, for the uses and purposes in said instrument mentioned.

    IN TESTIMONY WHEREOF, I have hereunto subscribed my name and affixed my Notarial Seal, on the day and year last aforesaid.


                                       /s/ James H. Smith
                                       --------------------------------
                                       Notary Public
My Commission Expires:

- --------------------------